UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2017

Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Launch of Secondary Offering

On January 17, 2017, AdvancePierre Foods Holdings, Inc. (the “Company”) issued a press release announcing that certain existing stockholders of the Company intend to offer for sale in an underwritten secondary offering 12,500,000 shares of the Company’s common stock pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission. A copy of the press release announcing the launch of the secondary offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Pricing of Secondary Offering

On January 18, 2017, the Company issued a press release announcing that it priced the previously announced underwritten secondary offering of 12,500,000 shares of the Company’s common stock pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission. A copy of the press release announcing the pricing of the secondary offering is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Upon completion of the secondary offering, the Company will no longer be a “controlled company” within the meaning of the corporate governance standards of The New York Stock Exchange.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release announcing launch of secondary offering, dated January 17, 2017

99.2	Press Release announcing pricing of secondary offering, dated January 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 19, 2017

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:	/s/ Michael B. Sims
Michael B. Sims
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release announcing launch of secondary offering, dated January 17, 2017

99.2	Press Release announcing pricing of secondary offering, dated January 18, 2017